UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: November 1, 2007


                             MOMENTUM BIOFUELS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


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


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code


                      (Formerly Tonga Capital Corporation)
                      ------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 OTHER EVENTS
----------------------
Item 8.01 Other Events

At Tonga Capital Corporation's (the Company) Annual Shareholders' Meeting on October 10, 2007, a majority of the shareholders approved a resolution to change the Company's name to Momentum Biofuels, Inc.

Effective November 1, 2007, Tonga Capital Corporation has Amended is Articles of Incorporation to reflect the new name, Momentum Biofuels, Inc. In addition, the Company has been assigned a new trading symbol for its common stock, which trades on the Over-the-Counter Bulleting Board. The Company's new symbol is MMBF.OB.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------
Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.         Description
     -----------         -----------

            3.01        Amended and Restated Articles of Incorporation*


--------------------
*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            MOMENTUM BIOFUELS, INC.


                            By:      /s/ Gregory A. Enders
                                         Gregory A. Enders, President and
                                         Chief Executive Officer


  Date: November 1, 2007